TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information, as applicable

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Transamerica US Growth

Effective immediately, “LIBOR” risk is deleted from the “Principal Risks” section of the applicable Prospectuses and Summary Prospectuses relating to the fund.

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Effective immediately, the sixth paragraph in the “Foreign Investments” risk in the “More on Risks of Investing in the Funds” section of all the Prospectuses is replaced in its entirety with the following:

China and other developing market countries may be subject to considerable degrees of economic, political and social instability. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries.

Sanctions or other government actions against certain countries could negatively impact a fund’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments designated as related to the Chinese military. These matters could adversely affect China’s economy and the value of Chinese companies, and cause a fund to incur losses.

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Effective immediately, the “Market” risk in the “More on Risks of Investing in the Funds” section of all the Prospectuses is replaced in its entirety with the following:

Market: The market prices of a fund’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the fund’s securities and assets fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of a fund’s investments.

Europe. A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments.

Additional Market Disruption. Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a fund’s investments.

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Effective immediately, the second bullet in the first paragraph under the section entitled “How to Contact the Funds” of the Class R4, Class R, Class I2 and Class R2 Prospectus is replaced in its entirety with the following:

•	Internet: www.transamerica.com

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Effective immediately, the nineth paragraph in the section entitled “Additional Information about Fundamental Investment Policies” under the heading “Investment Policies” in the “Investment Objectives, Policies, Practices and Associated Risk Factors” section of all the Statements of Additional Information is replaced in its entirety with the following:

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed-income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.

Effective immediately, the section entitled “Recent Market Events” under the heading “Additional Information Regarding Investment Practices” in the “Investment Objectives, Policies, Practices and Associated Risk Factors” section of all the Statements of Additional Information is deleted in its entirety.

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Effective immediately, the section entitled “Russian Securities” under the heading “Additional Information Regarding Investment Practices” in the “Investment Objectives, Policies, Practices and Associated Risk Factors” section of all the Statements of Additional Information is replaced in its entirety with the following:

A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

A risk with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.

Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.

In addition, Russia may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine in February 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are not known, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which a fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.

Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

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Effective immediately, the first paragraph of the section entitled “Other Investment Companies” under the heading “Additional Information Regarding Investment Practices” in the “Investment Objectives, Policies, Practices and Associated Risk Factors” section of all the Statements of Additional Information is replaced in its entirety with the following:

Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Effective January 19, 2022, new Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the fund enter into a fund of funds investment agreement.

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Effective immediately, the following information is included in the “Officers” table under the heading “Board Members and Officers” in the “Management of the Trust” section of all the Statements of Additional Information. In addition, the information in this section for Kathryn L. Petty, Assistant Treasurer, is deleted in its entirety.

Joshua Durham (48)	Vice President and Chief Operating Officer	Since 2022	Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present); Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present); Vice President, TAG Resources, LLC (2022 – present); Vice President, Transamerica Retirement Solutions, LLC (2017 – present); Vice President, Transamerica Casualty Insurance Company (2016 – 2022); Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company; Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company; Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.; Vice President, Transamerica Premier Life Insurance Company (2010 – 2020); and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

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Effective immediately, the fourth paragraph of the section entitled “Trustee Compensation” in the “Management of the Trust” section of all the Statements of Additional Information is replaced in its entirety with the following:

Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds sponsored by TAM, including the series of the Trust.

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Effective immediately, the third paragraph of the section entitled “Proxy Voting Policies and Procedures” in the “Management of the Trust” section of all the Statements of Additional Information is replaced in its entirety with the following:

The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf; and (2) on the SEC’s website at www.sec.gov.

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Effective immediately, the following replaces the corresponding information in all the Statements of Additional Information in “Appendix A – Proxy Voting Policies - Transamerica Asset Management, Inc.”:

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

PROXY VOTING POLICIES AND PROCEDURES

I. Statement of Principle

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.

II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

III. Proxy Voting Requirements Under Rule 12d1-4 (Fund of Funds)

Any Fund that participates in fund of funds arrangements as either Acquiring Fund or Acquired Fund in reliance on Rule 12d1-4 under the Investment Company Act of 1940 may have additional proxy voting requirements. The concept of an Advisory Group also comes into play and means either: (i) the Acquiring Fund’s Manager, and any person controlling, controlled by, or under common control with such Manager, or (ii) the Acquiring Fund’s Sub-Adviser and any person controlling, controlled by, or under common control with such Sub-Adviser.

1.

Voting Requirements. An Acquiring Fund and its Advisory Group are required to use mirror voting when the Acquiring Fund and its Advisory Group, beneficially own, individually or in the aggregate, more than:

(a) 25% of the outstanding voting securities of an Acquired Fund that is an open-end fund or unit investment trust (i.e., as a result of a decrease in the outstanding voting securities of the Acquired Fund and not as a result of a prohibited acquisition of voting securities of the Acquired Fund); or

(b) 10% of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC.

2.

Pass Through Voting Requirement. In circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by Rule 12d1-4 or otherwise under Section 12(d)(1) to use mirror voting (e.g., Section 12(d)(1)(E)), the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions (i.e., pass through voting).

3.	Exceptions to Voting Requirements. The requirements outlined in Sections III.1 and III.2 above do not apply where:

(a) An Acquiring Fund and an Acquired Fund are both within the Transamerica Funds Complex; or

(b) The Acquiring Fund’s Sub-Adviser, or any person controlling, controlled by, or under common control with that Sub-Adviser, acts as the Acquired Fund’s investment adviser.

IV. Securities on Loan

The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.

V. Conflicts of Interest

The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.

If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

VI. Recordkeeping

The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.

VII. Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds’ website (if applicable), and (c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website, if applicable) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail or other means designed to ensure equally prompt delivery.

VIII. Manager Oversight

The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.

Revised: July 2015, March 2020, January 2022, April 2022

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Effective immediately, the following replaces the corresponding information in the applicable Statements of Additional Information in “Appendix B - Portfolio Managers” under “Aegon Asset Management UK plc (“AAM”)”:

Aegon Asset Management UK plc (“Aegon AM UK”)

Conflicts of Interest

Aegon AM UK manages separate accounts and other commingled pools for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent the majority of Aegon

AM UK’s assets under management. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when Aegon AM UK is acting on behalf of the accounts of affiliated and unaffiliated clients.

In each case, Aegon AM UK recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts.

Aegon AM UK strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. Aegon AM UK allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to:

•

Account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark;

•	desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures;

•	cash availability and future cash flow expectations; and

•	allocation considerations based on criteria such as round-lot provisions or minimum transaction size.

Many client accounts that Aegon AM UK manages trade in the same securities. Given this, Aegon AM UK typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. Aegon AM UK can use various methods to allocate blocked transactions among participating accounts, provided that the method is consistent with Aegon AM UK’s policy, is appropriately documented and, over time, no client is unduly favored over another.

In addition to the trade aggregation and allocation policy and procedures, Aegon AM UK seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with Aegon AM UK’s Code of Ethics, internal review processes, and senior management oversight.

Aegon AM UK also participates in a global research platform facilitated though a global sharing agreement with various Aegon Asset Management affiliates. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts can include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. Aegon AM UK has developed compliance policies and monitoring designed to reasonably ensure that its research sharing activities comply with applicable regulatory requirements and address material conflicts of interest.

Aegon AM UK provides model portfolios to non-discretionary accounts. In order to manage any potential conflict, the Sub-Adviser has disclosed that updates to these models are only provided to non-discretionary account clients after the Sub-Adviser has otherwise completed all trading for its discretionary accounts.

Effective immediately, the following replaces the corresponding information in the applicable Statements of Additional Information in “Appendix B - Portfolio Managers” under “Aegon USA Investment Management, LLC (“AUIM”)”:

Conflicts of Interest

AUIM manages separate accounts and other commingled pools for institutions as well as various affiliated entities. Affiliate relationships represent the majority of AUIM’s assets under management. Conflicts of interest will arise when AUIM is acting on behalf of the accounts of different clients, including its affiliated clients. These conflicts include, but are not limited to:

•	allocation of investment opportunities among clients;

•	advice given or actions taken with respect to any of its clients may differ from the advice given or the timing or nature of action taken with respect to another client or group of clients;

•

buying or selling positions in the same securities or in other securities within an issuer’s capital structure when other clients are undertaking the same or differing, including potentially opposite, investment strategies;

•	possession of material, non-public information that may impact the ability to acquire or liquidate client holdings; and

•

compensation that AUIM receives from managing one client’s accounts may be higher than the fees it receives from managing other accounts, or it may receive compensation based on the performance of certain other client accounts.

In each case, AUIM recognizes the responsibility to treat all clients fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM strives to mitigate conflicts between and among accounts through its trade aggregation and allocation policy and procedures. In addition to its trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among other client accounts through AUIM’s Code of Ethics and Conflicts of Interest policies, other trading-related policies and procedures, internal review processes, ongoing training, and senior management oversight.

AUIM also participates in a global research platform facilitated though a global sharing agreement with various Aegon Asset Management affiliates. AUIM independently manages investment strategies that separately utilize and depend on the global research platform. Additionally, AUIM provides investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM prepares investment research for its non-discretionary affiliate client that could benefit its discretionary clients.

Conflicts of interest, or at least the appearance of conflicts, may arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts can include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. AUIM has developed compliance policies and monitoring designed to reasonably ensure that its research-sharing activities comply with applicable regulatory requirements and address material conflicts of interest.

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Investors Should Retain this Supplement for Future Reference

May 12, 2022